Exhibit 99.1

Instructure Announces Second Quarter 2022 Financial Results

Second Quarter GAAP Revenue of $114.6 Million Grows 22% year over year

Second Quarter Loss from Operations of $6.6 million and Adjusted EBITDA* of $39.8 Million

Salt Lake City, UT (August 1, 2022)—Instructure Holdings, Inc. (Instructure) (NYSE: INST), the makers of the Canvas Learning Management System, today announced financial results for the second quarter ended June 30, 2022.

“In an uncertain macroeconomic environment, Instructure delivered strong, double-digit top line growth and year-over-year margin expansion during the second quarter,” said Steve Daly, Instructure CEO. “Our Instructure Learning Platform strategy continued to gain momentum during the quarter with growth across our Canvas learning management solutions, Mastery assessment tools and content, Elevate data and analytics products, and Impact solutions for edtech adoption and engagement. We were thrilled to welcome over 12,000 registrants and many of our 600+ Instructure EdTech Collective partners to InstructureCon 2022 North America in July, where we highlighted product improvements that make the Instructure Learning Platform even more powerful in 2022. We look forward to the opportunity to bring more value to our clients, partners and shareholders in the months and years ahead.”

Financial Highlights:

●
GAAP Revenue of $114.6 million, an increase of 22% year over year
●
Allocated Combined Receipts*, or ACR, of $114.9 million, an increase of 20% year over year
●
Operating loss of $6.6 million, or negative 5.8% of revenue, and Non-GAAP operating income* of $38.7 million, or 33.7% of ACR
●
GAAP net loss of $12.9 million, or negative 11.3% of revenue, and Adjusted EBITDA* of $39.8 million, or 34.6% of ACR
●
Cash flow from operations of $8.6 million and Adjusted Unlevered Free Cash Flow* of $16.2 million
●
For the twelve months ended June 30, 2022, cash flow from operations of $100.2 million and Adjusted Unlevered Free Cash Flow* of $134.2 million

*See “Non-GAAP Financial Measures” for information regarding the Company’s use of non-GAAP financial measures as well as reconciliations to the most closely comparable GAAP measures in this press release.

Business and Operating Highlights:

●
Northern Arizona University (NAU) selected Canvas to replace its incumbent LMS provider after a rigorous, 10-month evaluation process. The results of NAU’s review and selection process, which are available on the university’s website, demonstrate a clear preference among NAU’s students and instructors for Canvas over competing solutions. NAU’s purchase included three Instructure Learning Platform products: Canvas LMS, Studio, and Catalog.

●
Southern University and A&M College System, the only historically black university system in the United States, selected Canvas to help empower student success and create global leadership opportunities for a diverse student population. The Canvas implementation will support the university system’s four campuses and more than 11,000 students with a fully mobile and accessible solution through reliable, open and inclusive educational technology.

●
Neenah Joint School District, which serves over 6,700 students across 14 schools in Wisconsin, chose Instructure to replace its existing LMS vendor. Our unique ability to bundle our leading MasteryConnect assessment management system with Canvas LMS, as well as the superiority of our support organization, were key factors in the district’s decision to switch to Instructure.

●
DeKalb County Schools, an existing Canvas LMS customer, purchased Studio, Impact, and Services to improve the adoption of technology in the classroom and advance digital learning across its 94,000-student district. DeKalb County Schools was able to utilize Elementary and Secondary School Emergency Relief, or ESSER, stimulus funds to help finance their investment.

●
The Brazilian College of Radiology and Diagnostic Imaging, or CBR, chose Instructure to replace its legacy LMS solution. CBR selected Instructure because of our ability to offer them a tightly integrated solution which included Canvas LMS, Studio, and Catalog.

●
We continued to build out the channel partner program we announced earlier this year, including an expansion of our partnership with Tech Data to the Indian market. As a leading global IT distributor, Tech Data is committed to ensuring that Instructure partners in India will receive the highest levels of support and assistance on the ground.

Business Outlook

Based on information as of today, August 1, 2022, the Company is issuing the following financial guidance.

Third Quarter Fiscal 2022:

●
Revenue is expected to be in the range of $118.5 million to $119.5 million
●
ACR* is expected to be in the range of $118.5 million to $119.5 million
●
Non-GAAP operating income* is expected to be in the range of $40.9 million to $41.9 million
●
Adjusted EBITDA* is expected to be in the range of $42.1 million to $43.1 million
●
Non-GAAP net income* is expected to be in the range of $35.0 million to $36.0 million

Full Year 2022:

●
Revenue is expected to be in the range of $464.9 million to $468.9 million
●
ACR* is expected to be in the range of $465.8 million to $469.8 million
●
Non-GAAP operating income* is expected to be in the range of $162.8 million to $166.8 million
●
Adjusted EBITDA* is expected to be in the range of $167.5 million to $171.5 million
●
Non-GAAP net income* is expected to be in the range of $145.2 million to $149.2 million
●
Adjusted unlevered free cash flow* is expected to be in the range of $185.5 million to $189.5 million

*ACR, Non-GAAP operating income, Adjusted EBITDA, non-GAAP net income and adjusted unlevered free cash flow are non-GAAP measures. See "Non-GAAP Financial Measures" for a reconciliation of ACR to the most closely comparable GAAP measure. Instructure is unable to provide guidance, or a reconciliation, for operating loss and net loss, the most closely comparable GAAP measures with respect to non-GAAP operating income, Adjusted EBITDA and non-GAAP net income, and net cash provided by (used in) operating activities, the most closely comparable measure with respect to adjusted unlevered free cash flow because Instructure cannot provide a meaningful or accurate calculation or estimation of certain reconciling items without unreasonable effort. This is due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including stock-based compensation and amortization of acquisition related intangibles. Thus, Instructure is unable to present a quantitative reconciliation of non-GAAP guidance to GAAP guidance because such information is not available.

Conference Call Information

Instructure’s management team will hold a conference call to discuss our first quarter results today, August 1, 2022 at 5:00 p.m. ET. The conference call can be accessed by dialing (888) 330-2384 from the United States and Canada or (240) 789-2701 internationally with conference ID 1348899. A live webcast and replay of the conference call can be accessed from the investor relations page of Instructure's website at ir.instructure.com. An archived replay of the webcast will be available following the conclusion of the call.

About Instructure

Instructure (NYSE: INST) is an education technology company dedicated to elevating student success, amplifying the power of teaching, and inspiring everyone to learn together. Today the Instructure Learning Platform supports tens of millions of educators and learners around the world. Learn more at www.instructure.com.

Non-GAAP Financial Measures

Instructure has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). In addition to Instructure’s results determined in accordance with GAAP, Instructure believes the following non-GAAP measures are useful in evaluating its operating performance and liquidity. Instructure believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies.

A reconciliation of Instructure’s historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliation.

ACR. We define ACR as the combined receipts of our Company and companies that we have acquired allocated to the period of service delivery. We calculate ACR as the sum of (i) revenue and (ii) the impact of fair value adjustments to acquired unearned revenue related to Thoma Bravo’s acquisition of Instructure (the “Take-Private Transaction”) and the Certica Holdings, LLC (“Certica”), Eesysoft Software International B.V. (which was rebranded to “Impact by Instructure” or “Impact” subsequent to acquisition), and Kimono LLC (which was rebranded to “Elevate Data Sync” subsequent to acquisition) acquisitions where we do not believe such adjustments are reflective of our ongoing operations. Management uses this measure to evaluate organic growth of the business period over period, as if the Company had operated as a single entity and excluding the impact of acquisitions or adjustments due to purchase accounting.

Non-GAAP Operating Income. We define non-GAAP operating income as loss from operations excluding the impact of stock-based compensation, restructuring, transaction and sponsor related costs, amortization of acquisition-related intangibles, and the impact of fair value adjustments to acquired unearned revenue relating to the Take-Private Transaction and the Certica, Impact, and Elevate Data Sync acquisitions that we do not believe are reflective of our ongoing operations. We believe non-GAAP operating income is useful in evaluating our operating performance compared to that of other companies in our industry, as this metric generally eliminates the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance. Although we exclude the amortization of acquisition-related intangibles from the non-GAAP measure, management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation.

Non-GAAP Net Income. We define non-GAAP net income as net loss excluding the impact of stock-based compensation, amortization of acquisition-related intangibles, the impact of fair value adjustments to acquired unearned revenue relating to the Take-Private Transaction and the Certica, Impact, and Elevate Data Sync acquisitions, restructuring, transaction and sponsor related costs that we do not believe are reflective of our ongoing operations. We believe Non-GAAP net income is useful in evaluating our operating performance compared to that of other companies in our industry, as this metric generally eliminates the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance. Although we exclude the amortization of acquisition-related intangibles from the non-GAAP measure, management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation. Basic non-GAAP net income per common share attributable to common stockholders is computed by dividing non-GAAP net income attributable to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted non-GAAP net income per common share attributable to common stockholders is computed by giving effect to all potentially dilutive common stock equivalents outstanding for the period.

Adjusted EBITDA. EBITDA is defined as earnings before debt-related costs, including interest and loss on debt extinguishment, benefit for taxes, depreciation, and amortization. We further adjust EBITDA to exclude certain items of a significant or unusual nature, including stock-based compensation, restructuring, transaction and sponsor related costs, amortization of acquisition-related intangibles, and the impact of fair value adjustments to acquired unearned revenue relating to the Take-Private Transaction and the Certica, Impact, and Elevate Data Sync acquisitions. Although we exclude the amortization of acquisition-related intangibles from this non-GAAP measure, management believes that it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation.

Free Cash Flow, Unlevered Free Cash Flow and Adjusted Unlevered Free Cash Flow. We define free cash flow as net cash provided by (used in) operating activities less purchases of property and equipment and intangible assets, net of proceeds from disposals of property and equipment. We define unlevered free cash flow as free cash flow adjusted for cash paid for interest on outstanding debt and cash settled stock-based compensation. We define adjusted unlevered free cash flow as unlevered free cash flow adjusted for restructuring, transaction and sponsor related costs paid in cash. We believe free cash flow and adjusted unlevered free cash flow facilitate period-to-period comparisons of liquidity. We consider free cash flow and adjusted unlevered free cash flow to be important measures because they measure the amount of cash we generate and reflect changes in working capital.

Non-GAAP Cost of Revenue and Non-GAAP Operating Expenses. We define non-GAAP cost of revenue and non-GAAP operating expenses as GAAP cost of revenue and GAAP operating expenses, respectively, excluding the impact of stock-based compensation, restructuring, transaction and sponsor related costs, and amortization of acquisition-related intangibles, that we do not believe are reflective of our ongoing operations. Although we exclude the amortization of acquisition-related intangibles from the non-GAAP measure, management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation.

Non-GAAP Gross Profit. We define non-GAAP gross profit as gross profit excluding the impact of stock-based compensation, restructuring, transaction and sponsor related costs, amortization of acquisition-related intangibles, and fair value adjustments to deferred revenue in connection with purchase accounting that we do not believe are reflective of our ongoing operations. Although we exclude the amortization of acquisition-related intangibles from the non-GAAP measure, management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation.

Forward-Looking Statements

This press release contains, and statements made during the above referenced conference call will contain, "forward-looking" statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company's financial guidance for the third quarter of 2022 and for the full year ending December 31, 2022, the Company's growth, customer demand and application adoption, the Company's research and development efforts and future application releases, and the Company's expectations regarding future revenue, expenses, cash flows and net income or loss.

These statements are not guarantees of future performance, but are based on management's expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following: risks associated with general global political, macroeconomic, social, health and market conditions, including rising inflation, political instability, terrorist activities or military conflicts, including Russia's invasion of Ukraine; risks associated with future stimulus packages approved by the U.S. federal government; failure to continue our recent growth rates; our ability to acquire new customers and successfully retain existing customers; the effects of increased usage of, or interruptions or performance problems associated with, our learning platform; the impact on our business and prospects from the ongoing effects of the COVID-19 pandemic; our history of losses and expectation that we will not be profitable for the foreseeable future; the impact of adverse general and industry-specific economic and market conditions; and changes in the spending policies or budget priorities for government funding of Higher Education and K-12 institutions.

These and other important risk factors are described more fully in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Report on Form 10-Q and other documents filed with the Securities and Exchange Commission and could cause actual results to vary from expectations. All information provided in this press release and in the conference call is as of the date hereof and Instructure undertakes no duty to update this information except as required by law.

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
	June 30, 2022	December 31, 2021
Assets	(unaudited)
Current assets:
Cash and cash equivalents	$83,234	$164,928
Accounts receivable—net	167,646	51,607
Prepaid expenses	37,941	15,475
Deferred commissions	12,374	11,418
Other current assets	2,887	3,384
Total current assets	304,082	246,812
Property and equipment, net	12,203	10,792
Right-of-use assets	15,765	18,175
Goodwill	1,203,979	1,194,221
Intangible assets, net	574,812	629,746
Noncurrent prepaid expenses	1,127	1,553
Deferred commissions, net of current portion	18,953	20,105
Deferred tax assets	8,561	6,477
Other assets	5,689	5,901
Total assets	$2,145,171	$2,133,782
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$16,128	$18,324
Accrued liabilities	23,204	28,408
Lease liabilities	6,998	6,666
Long-term debt, current	4,013	2,763
Deferred revenue	269,655	240,936
Total current liabilities	319,998	297,097
Long-term debt, net of current portion	488,493	490,500
Deferred revenue, net of current portion	13,667	14,740
Lease liabilities, net of current portion	19,859	23,678
Deferred tax liabilities	26,513	29,851
Other long-term liabilities	2,153	3,531
Total liabilities	870,683	859,397
Stockholders’ equity:
Accumulated deficit	1,419	1,407
Additional paid-in capital	1,558,193	1,539,638
Accumulated deficit	(285,124)	(266,660)
Total stockholders’ equity	1,274,488	1,274,385
Total liabilities and stockholders’ equity	$2,145,171	$2,133,782

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(in thousands, except per share data)
	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
	(unaudited)
Revenue:
Subscription and support	$102,905	$84,257	$206,397	$170,611
Professional services and other	11,672	9,310	21,642	16,936
Total revenue	114,577	93,567	228,039	187,547
Cost of revenue:
Subscription and support	35,868	36,163	71,414	76,047
Professional services and other	6,530	4,811	11,995	10,561
Total cost of revenue	42,398	40,974	83,409	86,608
Gross profit	72,179	52,593	144,630	100,939
Operating expenses:
Sales and marketing	45,885	39,083	89,206	80,305
Research and development	18,669	14,279	35,870	31,368
General and administrative	14,253	11,196	29,869	24,547
Impairment on disposal group	—	—	—	1,218
Total operating expenses	78,807	64,558	154,945	137,438
Loss from operations	(6,628)	(11,965)	(10,315)	(36,499)
Other income (expense):
Interest income	27	—	63	16
Interest expense	(4,611)	(15,670)	(9,164)	(32,930)
Other expense	(3,417)	(108)	(3,111)	(742)
Total other income (expense), net	(8,001)	(15,778)	(12,212)	(33,656)
Loss before income taxes	(14,629)	(27,743)	(22,527)	(70,155)
Income tax benefit	1,710	6,050	4,063	15,391
Net loss and comprehensive loss	$(12,919)	$(21,693)	$(18,464)	$(54,764)
Net loss per common share, basic and diluted	$(0.09)	$(0.17)	$(0.13)	$(0.43)
Weighted-average common shares used in computing basic and diluted net loss per common share	141,534	126,049	141,244	126,083

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
	(unaudited)
Operating Activities:
Net loss	$(12,919)	$(21,693)	$(18,464)	$(54,764)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation of property and equipment	1,053	879	2,057	1,818
Amortization of intangible assets	34,193	33,363	67,934	66,728
Amortization of deferred financing costs	293	609	587	1,218
Impairment on disposal group	—	—	—	1,218
Stock-based compensation	8,158	2,190	15,971	4,823
Deferred income taxes	(2,011)	(6,022)	(5,422)	(15,402)
Other	3,173	84	2,599	1,405
Changes in assets and liabilities:
Accounts receivable, net	(130,095)	(113,819)	(115,316)	(96,913)
Prepaid expenses and other assets	13,557	11,951	(21,176)	(6,970)
Deferred commissions	(108)	(2,323)	196	(2,375)
Right-of-use assets	1,213	1,138	2,410	6,380
Accounts payable and accrued liabilities	2,615	8,438	(9,131)	(195)
Deferred revenue	91,781	94,544	25,080	44,058
Lease liabilities	(2,019)	(1,407)	(3,487)	(3,050)
Other liabilities	(265)	(1,567)	(1,378)	(346)
Net cash provided by (used in) operating activities	8,619	6,365	(57,540)	(52,367)
Investing Activities:
Purchases of property and equipment	(2,082)	(1,196)	(3,415)	(1,607)
Proceeds from sale of property and equipment	14	15	36	24
Proceeds from sale of Bridge	—	—	—	46,018
Business acquisitions, net of cash received	(19,484)	(16,030)	(19,484)	(16,030)
Net cash provided by (used in) investing activities	(21,552)	(17,211)	(22,863)	28,405
Financing Activities:
Proceeds from issuance of common stock from employee equity plans	—	—	4,076	—
Shares repurchased for tax withholdings on vesting of restricted stock units	(425)	—	(1,688)	—
Distributions to stockholders	—	(360)	—	(923)
Repayments of long-term debt	(1,250)	(1,992)	(1,250)	(51,534)
Net cash provided by (used in) financing activities	(1,675)	(2,352)	1,138	(52,457)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(3,095)	—	(2,291)	—
Net decrease in cash, cash equivalents and restricted cash	(17,703)	(13,198)	(81,556)	(76,419)
Cash, cash equivalents and restricted cash, beginning of period	105,299	87,732	169,152	150,953
Cash, cash equivalents and restricted cash, end of period	$87,596	$74,534	$87,596	$74,534
Supplemental cash flow disclosure:
Cash paid for taxes	$2,706	$326	$2,775	$403
Interest paid	$4,342	$15,077	$5,766	$31,749
Non-cash investing and financing activities:
Capital expenditures incurred but not yet paid	$189	$48	$189	$65

RECONCILIATIONS OF NON-GAAP MEASURES TO GAAP MEASURES

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP ALLOCATED COMBINED RECEIPTS
(in thousands)
(unaudited)
	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
Revenue	$114,577	$93,567	$228,039	$187,547
Fair value adjustments to deferred revenue in connection with purchase accounting	331	2,334	830	7,092
Allocated combined receipts	$114,908	$95,901	$228,869	$194,639

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME
(in thousands)
(unaudited)
	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
Loss from operations	$(6,628)	$(11,965)	$(10,315)	$(36,499)
Stock-based compensation	9,387	3,758	18,863	9,343
Restructuring, transaction and sponsor related costs	1,388	2,954	3,858	16,011
Amortization of acquisition-related intangibles	34,191	33,361	67,930	66,722
Fair value adjustments to deferred revenue in connection with purchase accounting	331	2,334	830	7,092
Non-GAAP operating income	$38,669	$30,442	$81,166	$62,669

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP ADJUSTED EBITDA
(in thousands)
(unaudited)
	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
Net loss	$(12,919)	$(21,693)	$(18,464)	$(54,764)
Interest on outstanding debt and loss on debt extinguishment	4,608	15,653	9,161	32,923
Benefit for taxes	(1,710)	(6,050)	(4,063)	(15,391)
Depreciation	1,053	879	2,058	1,818
Amortization	2	2	4	4
Stock-based compensation	9,387	3,758	18,863	9,343
Restructuring, transaction and sponsor related costs	4,865	2,954	7,043	16,011
Amortization of acquisition-related intangibles	34,191	33,361	67,930	66,722
Fair value adjustments to deferred revenue in connection with purchase accounting	331	2,334	830	7,092
Adjusted EBITDA	$39,808	$31,198	$83,362	$63,758

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF FREE CASH FLOW, UNLEVERED FREE CASH FLOW & ADJUSTED UNLEVERED FREE CASH FLOW
(in thousands)
(unaudited)
	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021

Net cash provided by (used in) operating activities	$8,619	$6,365	$(57,540)	$(52,367)
Purchases of property and equipment	(2,082)	(1,196)	(3,415)	(1,607)
Proceeds from disposals of property and equipment	14	15	36	24
Free cash flow	$6,551	$5,184	$(60,919)	$(53,950)
Cash paid for interest on outstanding debt	4,342	15,077	5,766	31,749
Cash settled stock-based compensation	1,228	1,524	2,892	4,443
Unlevered free cash flow	$12,121	$21,785	$(52,261)	$(17,758)
Restructuring, transaction and sponsor related costs paid in cash	4,033	3,282	7,911	8,086
Adjusted unlevered free cash flow	$16,154	$25,067	$(44,350)	$(9,672)

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP NET INCOME
(in thousands, except per share data)
(unaudited)
	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
Net loss	$(12,919)	$(21,693)	$(18,464)	$(54,764)
Stock-based compensation	9,387	3,758	18,863	9,343
Amortization of acquisition-related intangibles	34,191	33,361	67,930	66,722
Fair value adjustments to deferred revenue in connection with purchase accounting	331	2,334	830	7,092
Restructuring, transaction and sponsor related costs	4,865	2,954	7,043	16,011
Non-GAAP net income	$35,855	$20,714	$76,202	$44,404
Non-GAAP net income per common share, basic	$0.25	$0.16	$0.54	$0.35
Non-GAAP net income per common share, diluted	$0.25	$0.16	$0.53	$0.35
Weighted average common shares used in computing basic Non-GAAP net income per common share	141,534	126,049	141,244	126,083
Weighted average common shares used in computing diluted Non-GAAP net income per common share	142,847	126,049	142,844	126,083

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP GROSS PROFIT
(in thousands)
(unaudited)
	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
Gross profit	$72,179	$52,593	$144,630	$100,939
Stock-based compensation	790	281	1,448	682
Restructuring, transaction and sponsor related costs	50	33	113	2,803
Amortization of acquisition-related intangibles	15,859	15,415	31,549	30,830
Fair value adjustments to deferred revenue in connection with purchase accounting	331	2,334	830	7,092
Non-GAAP gross profit	$89,209	$70,656	$178,570	$142,346

GAAP gross margin	63.0%	56.2%	63.4%	53.8%
Non-GAAP gross margin	77.6%	73.7%	78.0%	73.1%

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF ACR NORMALIZED FOR BRIDGE DIVESTITURE
(in thousands)
(unaudited)
	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
Revenue	$114,577	$93,567	$228,039	$187,547
Bridge revenue - Subscription and support	—	—	—	(3,332)
Bridge revenue - Professional services and other	—	—	—	(330)
Revenue normalized for Bridge divestiture	$114,577	$93,567	$228,039	$183,885
Fair value adjustments to deferred revenue in connection with purchase accounting	331	2,334	830	7,092
Fair value adjustments to Bridge deferred revenue in connection with purchase accounting - Subscription and support	—	—	—	(206)
Fair value adjustments to Bridge deferred revenue in connection with purchase accounting - Professional services and other	—	—	—	(20)
Allocated combined receipts normalized for Bridge divestiture	$114,908	$95,901	$228,869	$190,751

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Three Months Ended June 30, 2022
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$35,868	$(325)	$(9)	$(15,859)	$19,675
Professional services and other	6,530	(465)	(41)	—	6,024
Total cost of revenue	$42,398	$(790)	$(50)	$(15,859)	$25,699

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Three Months Ended June 30, 2021
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$36,163	$(171)	$(28)	$(15,415)	$20,549
Professional services and other	4,811	(110)	(5)	—	4,696
Total cost of revenue	$40,974	$(281)	$(33)	$(15,415)	$25,245

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Six Months Ended June 30, 2022
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$71,414	$(607)	$(18)	$(31,549)	$39,240
Professional services and other	11,995	(841)	(95)	—	11,059
Total cost of revenue	$83,409	$(1,448)	$(113)	$(31,549)	$50,299

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Six Months Ended June 30, 2021
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue:
Subscription and support	$76,047	$(395)	$(1,948)	$(30,830)	$42,874
Professional services and other	10,561	(287)	(855)	—	9,419
Total cost of revenue	$86,608	$(682)	$(2,803)	$(30,830)	$52,293

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Three Months Ended June 30, 2022
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Operating expenses:
Sales and marketing	$45,885	$(2,772)	$(110)	$(18,332)	$24,671
Research and development	18,669	(2,686)	(502)	—	15,481
General and administrative	14,253	(3,139)	(726)	—	10,388
Total operating expenses	$78,807	$(8,597)	$(1,338)	$(18,332)	$50,540

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Three Months Ended June 30, 2021
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Operating expenses:
Sales and marketing	$39,083	$(1,093)	$(201)	$(17,946)	$19,843
Research and development	14,279	(934)	(128)	—	13,217
General and administrative	11,196	(1,450)	(2,592)	—	7,154
Total operating expenses	$64,558	$(3,477)	$(2,921)	$(17,946)	$40,214

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Six Months Ended June 30, 2022
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Operating expenses:
Sales and marketing	$89,206	$(5,349)	$(390)	$(36,381)	$47,086
Research and development	35,870	(5,226)	(792)	—	29,852
General and administrative	29,869	(6,840)	(2,563)	—	20,466
Total operating expenses	$154,945	$(17,415)	$(3,745)	$(36,381)	$97,404

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Six Months Ended June 30, 2021
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Operating expenses:
Sales and marketing	$80,305	$(2,675)	$(2,452)	$(35,892)	$39,286
Research and development	31,368	(2,604)	(2,679)	—	26,085
General and administrative	24,547	(3,382)	(6,859)	—	14,306
Impairment on disposal group	1,218	—	(1,218)	—	—
Total operating expenses	$137,438	$(8,661)	$(13,208)	$(35,892)	$79,677

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP ALLOCATED COMBINED RECEIPTS GUIDANCE
(in thousands)
(unaudited)
	Three Months Ending September 30, 2022		Full Year Ending December 31, 2022
	LOW	HIGH	LOW	HIGH
Revenue	$118,500	$119,500	$464,900	$468,900
Fair value adjustments to deferred revenue in connection with purchase accounting	—	—	900	900
Allocated combined receipts	$118,500	$119,500	$465,800	$469,800

For More Information:

Media Relations:
Brian Watkins
Corporate Communications
Instructure
(801) 610-9722
brian.watkins@instructure.com

Investor Relations:
Denise Garcia
Alex Liloia
Hayflower Partners
(646) 918-4041
investors@instructure.com